UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2017

HC2 HOLDINGS, INC.

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor
New York, NY 10022
(Address of principal executive offices)

(212) 235-2690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets

On November 30, 2017, Global Marine Systems Limited (“GMSL”), an indirect subsidiary of HC2 Holdings, Inc. (the “Company”), consummated the previously announced transactions contemplated by a Business Purchase Agreement (the “BPA”) and a Warranty and Indemnity Agreement (the “W&I Agreement”), in each case by and among Fugro N.V., a public limited liability company incorporated in the Netherlands (“Fugro”), GMSL and Global Marine Holdings LLC, an indirect subsidiary of the Company and an indirect parent company of GMSL (“GMHL”). Pursuant to the BPA, GMSL acquired the trenching and cable laying business of Fugro (the “Acquisition”), consisting of, among other things, 19 employees, one vessel, two trenching systems, two work class remotely operated vehicles, and working capital.

As consideration for the Acquisition, (a) GMSL paid $7,500,000 (the “Cash Consideration”) to Fugro for a Q1400 Trenching System (the “Trencher”), and (b) GMHL issued to a subsidiary of Fugro (the “Fugro Member”) membership units representing a 23.6% equity interest in GMHL (excluding management incentive units), valued at $65,000,000. The limited liability company agreement of GMHL was amended and restated (the “Amended and Restated GMHL LLC Agreement”) upon consummation of the Acquisition to reflect such issuance and to provide the Fugro Member with certain rights, including the right to designate two out of the up to seven members of its board of directors, the right to approve certain actions outside the ordinary course of business, certain “tag-along” rights to participate in sales of membership units by other members and, after five years and subject to the Fugro Member first offering its membership units to the other members at a price based upon independent valuations, the right to cause GMHL to be put up for sale in a process led by an investment banking firm.

In order to finance the Cash Consideration, GMSL incurred a loan of $7,500,000 from a subsidiary of Fugro pursuant to a Vendor Loan Agreement, dated as of November 30, 2017, by and between Fugro Financial Resources B.V. and GMSL (the “Vendor Loan Agreement”). The loan bears interest, payable quarterly, at 4% per annum through December 31, 2017, and at 10% per annum thereafter, and matures 363 days following the Acquisition. The Trencher will serve as collateral security for the repayment of the loan pursuant to the terms of a lien agreement.

Pursuant to the W&I Agreement, each party has certain rights to damages or indemnification in connection with breaches of certain representations, warranties and covenants given by the other party. The W&I Agreement includes, among other things, thresholds establishing the minimum amount of losses that must be incurred before damages may be claimed and caps with respect to the maximum amount of each party’s payment obligations.

In order to provide for transitional and general services between the parties after the Acquisition, Fugro and GMSL entered into a Transitional Services and Framework Services Agreement (the “FSA”) upon consummation of the Acquisition pursuant to which, among other things, (a) GMSL will use Fugro as a preferred provider for a range of survey, marine site investigation, asset integrity, ROV (operation) and other services required by GMSL in relation to the Acquisition, (b) Fugro and GMSL will cooperate on future work prospects in the “non-trenching”, “non-cable laying” market in the event that Fugro requires additional vessel capacity, and (c) Fugro will provide certain transitional services to GMSL for a period of time following the Acquisition.

The foregoing information is a summary of the agreements described above (collectively, the “Transaction Agreements”) and, as such, is not complete, and is qualified in its entirety by reference to the full text of the Transaction Agreements. Copies of the BPA and W&I Agreement were filed as exhibits to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 12, 2017. Copies of the Amended and Restated GMHL LLC Agreement, the Vendor Loan Agreement and the FSA are filed as exhibits to this Current Report on Form 8-K. Investors should review the Transaction Agreements for a complete understanding of the terms and conditions associated with this transaction.

The Transaction Agreements have been included to provide investors with information regarding their terms. They are not intended to provide any other factual information about the parties thereto or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in each Transaction Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under any Transaction Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Information concerning the subject matter of representations and warranties may change after the date of the Transaction Agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 9.01    Financial Statements and Exhibits

(a)    Financial Statement of Business Acquired

The Company intends to file the historical financial statements of Fugro for the periods specified in Rule 3-05(b) of Regulation S-X in an amendment to this report under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b)    Pro Forma Financial Information

The Company intends to furnish pro forma financial information relating to the Acquisition required pursuant to Article 11 of Regulation S-X in an amendment to this report under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d)    Exhibits

Exhibit No.
2.1	Fourth Amended and Restated Limited Liability Company Agreement of Global Marine Holdings, LLC, dated as of November 30, 2017, by and among Global Marine Holdings, LLC and the Members party thereto.*
2.2	Vendor Loan Agreement, dated as of November 30, 2017, by and between Fugro Financial Resources B.V. and Global Marine Systems Limited.*
2.3	Transitional Services and Framework Services Agreement, dated as of November 30, 2017, by and between Fugro N.V. and Global Marine Systems Limited.*

*
Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2017

HC2 Holdings, Inc.
(Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer